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                                                                 Exhibit 2(h)(1)



                       FIDELITY ADVISOR KOREA FUND, INC.

                     ______________ Shares of Common Stock
               Issuable Upon Exercise of Non-Transferable Rights
                  to Subscribe for Such Shares of Common Stock


                            DEALER MANAGER AGREEMENT



                                                              New York, New York
                                                               November __, 1996


PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Ladies and Gentlemen:

         Fidelity Advisor Korea Fund, Inc., a Maryland corporation (the "Company"), Fidelity Management & Research Company, a Massachusetts corporation (the "Manager"), Fidelity International Investment Advisors, a Bermuda corporation (the "Adviser"), and Fidelity Investments Japan Limited, an entity organized under the laws of Japan (the "Sub-Adviser"), each confirm their agreement with and appointment of Painewebber Incorporated (the "Dealer
Manager") to act as dealer manager in connection with the issuance by the Company to the holders of record (the "Holders") at the close of business on the record date set forth in the Prospectus (as defined herein) (the "Record Date") 4,407,093 non-transferable rights entitling such Holders to subscribe for _________ shares (each a "Share" and, collectively, the "Shares") of common stock, par value $.001 per share (the "Common Stock"), of the Company (the "Offer"). Pursuant to the terms of the Offer, the Company is issuing each Holder one non-transferable right (each a "Right" and, collectively, the "Rights") for each share of Common Stock held by such Holder on the Record Date. Such Rights entitle Holders to acquire during the subscription period set forth in the Prospectus (the "Subscription Period"), at the price set forth in such Prospectus (the "Subscription Price"), one Share for each ____ Rights exercised on the terms and conditions set forth in such Prospectus. No fractional shares will be issued. Any Holder who fully exercises all Rights initially issued to such Holder will be entitled to subscribe for, subject to allocation, additional Shares (the "Over-Subscription Privilege"). Pursuant to the Over-Subscription Privilege, the Company
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may, at its discretion, increase the number of Shares subject to subscription by up to 25%, or _______ Shares, for an aggregate total of ________ Shares.

         The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (Nos. 333-14049 and 811-8608) and a related preliminary prospectus and preliminary statement of additional information under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations of the Commission under the Investment Company Act and the Securities Act (the "Rules and Regulations"), and has filed such amendments to such registration statement on Form N-2, if any, and such amended preliminary prospectuses and preliminary statements of additional information as may have been required to the date hereof. If the registration statement has not become effective, a further amendment to such registration statement, including forms of a final prospectus and final statement of additional information necessary to permit such registration statement to become effective will promptly be filed by the Company with the Commission. If the registration statement has become effective and any prospectus or statement of additional information contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Rules and Regulations, a final prospectus and final statement of additional information containing such omitted information will promptly be filed by the Company with the Commission in accordance with Rule 497(h) of the Rules and Regulations. The registration statement, as amended at the time it becomes or became effective, including financial statements and all exhibits and all documents, if any, incorporated therein by reference, and any information deemed to be included by Rule 430A, is called the "Registration Statement." The term "Prospectus" means the final prospectus and final statement of additional information in the forms filed with the Commission pursuant to Rule 497(c), (h) or (j) of the Rules and Regulations, as the case may be, as from time to time amended or supplemented pursuant to the Securities Act. The Prospectus and letters to beneficial owners of the shares of Common Stock of the Company, forms used to exercise rights, any letters from the Company to securities dealers, commercial banks and other nominees and any newspaper announcements, press releases and other offering materials and information that the Company may use, approve, prepare or authorize for use in connection with the Offer, are collectively referred to hereinafter as the "Offering Materials".




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                  1.       Representations and Warranties.

         (a) Each of the Company and the Manager represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the date of the commencement of the Offer (such later date being hereinafter referred to as the "Representation Date") and as of the Expiration Date (as defined below) that:

                  (i) the Company meets the requirements for use of Form N-2 under the Securities Act and the Investment Company Act and the Rules and Regulations. At the time the Registration Statement became or becomes effective, the Registration Statement did or will contain all statements required to be stated therein in accordance with and did or will comply in all material respects with the requirements of the Securities Act, the Investment Company Act and the Rules and Regulations and did or will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. From the time the Registration Statement became or becomes effective through the expiration date of the Offer set forth in the Prospectus (the "Expiration Date"), the Prospectus and the other Offering Materials will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, Prospectus or Offering Materials made in reliance upon and in conformity with information furnished to the Company in writing by the Dealer Manager expressly for use in the Registration Statement, Prospectus or Offering Materials.

                  (ii) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations (collectively, the "Licenses and Permits") necessary to carry on its business as contemplated in the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or



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         leases real property or in which the conduct of its business requires such qualification, except where the failure to obtain or maintain such Licenses and Permits or to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Company. The Company has no subsidiaries.

                  (iii) the Company is registered with the Commission under the Investment Company Act as a closed-end, non-diversified management investment company, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, all required action has been taken under the Securities Act and the Investment Company Act to consummate the issuance of the Rights and the issuance and sale of the Shares by the Company upon exercise of the Rights, and the provisions of the Company's charter and by-laws comply as to form in all material respects with the requirements of the Investment Company Act.

                  (iv) Price Waterhouse LLP, the accountants who certified the financial statements of the Company set forth or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Investment Company Act and the Rules and Regulations.

                  (v) the financial statements of the Company set forth or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Company as of the dates or for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis; and the information set forth in the Prospectus under the headings "Fee Table" and "Financial Highlights" presents fairly in all material respects the information stated therein.

                  (vi) the Company has an authorized capitalization as set forth in the Prospectus; the outstanding shares of Common Stock have been duly authorized arid are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Capital Stock"; the Rights have been duly authorized by all requisite action on the part of the Company for issuance pursuant to the Offer; the Shares have been duly authorized by all



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         requisite action on the part of the Company for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Company pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights.

                  (vii) except as set forth in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Company has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, other than in the ordinary course of business, that are material to the Company, (B) there has not been any material change in the capital stock or long-term debt of the Company, or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company (excluding fluctuations in the Company's net asset value due to investment activities in the ordinary course of business) and (C) there have been no dividends or distributions paid or declared in respect of the Company's capital stock.

                  (viii) except as set forth in the Registration Statement and Prospectus, there is no pending or, to the knowledge of the Company, threatened action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Company, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

                  (ix) there are no franchises, contracts or other documents of the Company required to be described in the Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by



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         the Securities Act, the Investment Company Act or the Rules and
         Regulations.

                  (x) each of this agreement (the "Agreement"), the Subscription Agency Agreement (the "Subscription Agency Agreement") dated as of November __, 1996 between the Company and State Street Bank and Trust Company (the "Subscription Agent"), the Information Agent Agreement (the "Information Agent Agreement") dated as of November __, 1996 between the Company and D.F. King & Co. Inc. (the "Information Agent"), the Management Agreement dated as of October 25, 1994 between this Company and the Manager (the "Management Agreement"), the Investment Advisory Agreement dated as of October 25, 1994 between the Company, the Manager and the Adviser (the "Advisory Agreement"), the Sub-Investment Advisory Agreement dated as of October 25, 1994 between the Company, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"), the U.S. Custodian Agreement dated as of October 25, 1994 between the Company and The Chase Manhattan Bank, N.A. (the "Custodian Agreement"), the Transfer Agency and Service Agreement dated as of October 25, 1994 between the Company and State Street Bank and Trust Company (the "Transfer Agency Agreement") and the Administration Agreement between the Company and Fidelity Service Co. dated as of ,
         199   International Limited (the "Administration Agreement")
         (collectively, all the foregoing are the "Company Agreements") has been duly authorized, executed and delivered by the Company; each of the Company Agreements complies with all applicable provisions of the Investment Company Act; and, assuming due authorization, execution and delivery by the other parties thereto, each of the Company Agreements constitutes a legal, valid, binding and enforceable obligation of the Company, subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (xi) neither the issuance of the Rights, nor the issuance and sale of the Shares, nor the performance and consummation by the Company of any other of the transactions contemplated in the Company Agreements or any sub-custodial arrangements entered into pursuant to the Custodian Agreement, nor the consummation of the transactions contemplated in the



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         Registration Statement will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under the charter or by-laws of the Company, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Company or any of its properties.

                  (xii) no consent, approval, authorization, notification or order of, or filing with, any court or governmental agency or body, whether foreign or domestic, is legally required for the consummation by the Company of the transactions contemplated by the Company Agreements or the Registration Statement, except such as have been obtained, or if the registration statement filed with respect to the Shares is not effective under the Securities Act as of the time of execution hereof, such as may be required (and shall be obtained as provided in this Agreement) under the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state securities laws.

                  (xiii) the Company either owns or possesses all governmental licenses, permits, consents, orders, approvals or other authorizations under the laws of the Republic of Korea ("Korea") to enable the Company to invest in securities of Korean Issuers (as defined in the Prospectus) as contemplated in the Prospectus. Neither the execution or delivery by the Company nor the performance by the Company of any of its obligations under the Company Agreements contravenes or constitutes a default under any provision contained in any law, rule or regulation of any Korean governmental or regulatory authority or any order or regulation of any Korean court by which the Company or any of its assets in Korea is bound or affected.

                  (xiv) the Common Stock has been duly listed on the New York Stock Exchange and prior to their issuance the Shares will have been duly approved for listing, subject to official notice of issuance, on the New York Stock Exchange.



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                  (xv) the Company (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company (except for the solicitation of exercises of the Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Rule 10b-6 under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of the exercises of Rights pursuant to this Agreement); provided that any action in connection with the Company's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1(a)(xv).

                  (xvi) the Company has complied in all previous tax years, and intends to direct the investment of the proceeds of the offering described in the Registration Statement and the Prospectus in such a manner as to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code"), and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code.

                  (xvii) no taxes or charges of any kind are or will be payable in or to Korea, or any political subdivision thereof, by the Dealer Manager with respect to this Agreement or the solicitation of the exercise of the Rights or the purchase or sale of the Shares hereunder.

                  (b) The Manager represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

                  (i) the Manager has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts, has full corporate power and authority to own its properties and conduct its business as described



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         in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to the Manager's business, properties, financial position or operations.

                  (ii) the Manager is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Company as contemplated in the Prospectus, the Management Agreement and the Advisory Agreement.

                  (iii) each of this Agreement, the Management Agreement and the Advisory Agreement has been duly authorized, executed and delivered by the Manager and complies with all applicable provisions of the Advisers Act and the Investment Company Act, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Manager, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (iv) neither the performance by the Manager of its obligations under this Agreement, the Management Agreement or the Advisory Agreement nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager under the charter or by-laws of the Manager, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Manager is a party or by which it may be bound or to which any of the property or assets of the Manager is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Manager or any of its properties.



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
                  (v) except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Manager, threatened action, suit or proceeding to which the Manager is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Manager, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                  (vi) the Manager does not require any governmental licenses, permits, consents, orders, approvals or other authorizations under the laws of Korea to enable the Manager to continue to supervise investments in securities of Korean Issuers as contemplated in the Prospectus. Neither the execution or delivery by the Manager nor the performance by the Manager of any of its obligations under this Agreement, the Management Agreement and the Advisory Agreement will contravene or constitute a default under any provision contained in any law, rule or regulation of any Korean governmental or regulatory authority or any order or regulation of any Korean court by which the Company or any of its assets in Korea is bound or affected.

                  (vii) no consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required under federal law or the laws of any other jurisdiction in the United States or Korea for the consummation by the Manager of the transactions contemplated by this Agreement, the Management Agreement or the Advisory Agreement.

                  (viii) the Manager (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution



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         (within the meaning of Rule 10b-6 under the Exchange Act) of the
         Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement); provided that any action in connection with the Company's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1(b)(viii).

                  (c) Each of the Manager and the Adviser represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

                  (i) the Adviser has been duly incorporated and is validly existing as a company in good standing under the laws of Bermuda, has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Adviser.

                  (ii) the Adviser is duly registered as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Company as contemplated in the Prospectus, the Advisory Agreement and the Sub-Advisory Agreement.

                  (iii) each of this Agreement, the Advisory Agreement and the Sub-Advisory Agreement has been duly authorized, executed and delivered by the Adviser and complies with all applicable provisions of the Advisers Act and the Investment Company Act, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Adviser, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (iv) neither the performance by the Adviser of its obligations under this Agreement, the Advisory Agreement or the Sub-Advisory Agreement nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Adviser under the charter or by-laws of the Adviser, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Adviser is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Adviser or any of its properties.

                  (v) except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Adviser, threatened action, suit or proceeding to which the Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Adviser, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                  (vi) the Adviser does not require any governmental licenses, permits, consents, orders, approvals or other authorizations under the laws of Korea to enable the Adviser to continue to supervise or direct investments in securities of Korean Issuers as contemplated in the Prospectus. Neither the execution or delivery by the Adviser nor the performance by the Adviser of any of its obligations under this Agreement, the Advisory Agreement and the Sub-Advisory Agreement will contravene or constitute a default under any provision contained in any law, rule or regulation of any Korean governmental or regulatory authority or any order or regulation of any Korean court by which the Company or any of its assets in Korea is bound or affected.

                  (vii) no consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required under Federal law or the laws of any other jurisdiction in the United States or Korea for the consummation by the Adviser of the transactions contemplated by this Agreement, the Advisory Agreement or the Sub-Advisory Agreement.

                  (viii) the Adviser (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Rule 10b-6 under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement); provided that any action in connection with the Company's dividend reinvestment and cash purchase plan will not be deemed to be within the terms of this Section 1(c) (viii).

                  (d) Each of the Manager and the Sub-Adviser represents and warrants to, and agrees with, the Dealer Manager as of the date hereof, as of the Representation Date and as of the Expiration Date that:

                  (i) the Sub-Adviser has been duly incorporated and is validly existing as a corporation under the laws of Japan, has full corporate power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Sub-Adviser.

                  (ii) the Sub-Adviser is duly registered as an investment adviser under the Advisers Act, and is



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
         not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Company as contemplated in the Prospectus and the Sub-Advisory Agreement.

                  (iii) each of this Agreement and the Sub-Advisory Agreement have been duly authorized, executed and delivered by the Sub-Adviser and complies with all applicable provisions of the Advisers Act and the Investment Company Act, and is, assuming due authorization, execution and delivery by the other parties thereto, a legal, valid, binding and enforceable obligation of the Sub-Adviser, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  (iv) neither the performance by the Sub-Adviser of its obligations under this Agreement or the Advisory Agreement nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Sub-Adviser under the charter or by-laws of the Sub-Adviser, or the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Sub-Adviser is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, having jurisdiction over the Sub-Adviser or any of its properties.

                  (v) except as set forth in the Registration Statement and Prospectus, there is no pending or, to the best knowledge of the Sub-Adviser, threatened action, suit or proceeding to which the Sub-Adviser is a party before or by any court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Sub-Adviser, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                  (vi) the Sub-Adviser does not require any governmental licenses, permits, consents, orders, approvals or other authorizations under the laws of Japan or Korea to enable the Sub-Adviser to continue to direct investments in securities of Korean Issuers as contemplated in the Prospectus. Neither the execution or delivery by the Sub-Adviser nor the performance by the Sub-Adviser of any of its obligations under this Agreement or the Sub-Advisory Agreement will contravene or constitute a default under any provision contained in any law, rule or regulation of any Korean governmental or regulatory authority or any order or regulation of any Korean court by which the Company or any of its assets in Korea is bound or affected.

                  (vii) no consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required under Federal law or the laws of any other jurisdiction in the United States or Korea for the consummation by the Sub-Adviser of the transactions contemplated by this Agreement or the Sub-Advisory Agreement.

                  (viii) the Sub-Adviser (A) has not taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares, (B) has not since the filing of the Registration Statement sold, bid for or purchased, or paid anyone any compensation for soliciting purchases of, shares of Common Stock of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement) and (C) will not, until the later of the expiration of the Rights or the completion of the distribution (within the meaning of Rule 10b-6 under the Exchange Act) of the Shares, sell, bid for or purchase, pay or agree to pay any person any compensation for soliciting another to purchase any other securities of the Company (except for the solicitation of exercises of Rights pursuant to this Agreement); provided that any action in connection with the Company's dividend reinvestment plan will not be deemed to be within the terms of this Section 1(d) (viii).

                  (e) Any certificate required by this Agreement that is signed by any officer of the Company, the Manager, the Adviser or the Sub-Adviser and delivered to the Dealer Manager or counsel for the Dealer Manager shall be deemed a representation and warranty by the Company, the Manager, the Adviser or the Sub-Adviser, as the case may be, to the Dealer Manager, as to the matters covered thereby.

                  2. Agreement to Act as Dealer Manager.

                  (a) On the basis of the representations and warranties contained herein, and subject to the terms and conditions of the Offer:

                  (i) The Company hereby appoints the Dealer Manager and other soliciting dealers entering into a Soliciting Dealer Agreement, in the form attached hereto as Exhibit A, with the Dealer Manager (the "Soliciting Dealers"), and the Dealer Manager hereby agrees to solicit, in accordance with the Securities Act, the Investment Company Act and the Exchange Act, and its customary practice, the exercise of the Rights, subject to the terms and conditions of this Agreement, the procedures described in the Registration Statement, the Prospectus and, where applicable, the terms and conditions of such Soliciting Dealer Agreement; and

                  (ii) The Company agrees to furnish, or cause to be furnished, to the Dealer Manager, lists, or copies of those lists, showing the names and addresses of, and number of shares of Common Stock held by, Holders as of the Record Date, and the Dealer Manager agrees to use such information only in connection with the Offer, and not to furnish the information to any other person except for securities brokers and dealers that have been requested by the Dealer Manager to solicit exercises of Rights.

                  (b) The Dealer Manager agrees to provide to the Company, in addition to the services described in paragraph (a) of this Section 2, financial advisory and marketing services in connection with the Offer. No advisory fee, other than the fees provided for in Section 3 of this Agreement and the reimbursement of the Dealer Manager's out-of-pocket expenses as described in
Section 5 of this Agreement, will be payable by the Company, or any other party hereto, to the Dealer Manager in connection with the financial advisory, and marketing services provided by the Dealer Manager pursuant to this Section 2(b).

                  (c) The Company and the Dealer Manager agree that the Dealer Manager is an independent contractor with respect to the solicitation of the exercise of Rights and the performance of financial advisory and marketing services for the Company contemplated by this Agreement.

                  (d) In rendering the services contemplated by this Agreement, the Dealer Manager will not be subject to any liability to the Company or the Manager or any of their affiliates, for any act or omission on the part of any soliciting broker or dealer (except with respect to the Dealer Manager acting in such capacity) or any other person, and the Dealer Manager will not be liable for acts or omissions in performing its obligations under this Agreement, except for any losses, claims, damages, liabilities and expenses that are finally judicially determined to have resulted primarily from the bad faith, willful misconduct or gross negligence of the Dealer Manager or by reason of the reckless disregard of the obligations and duties of the Dealer Manager under this Agreement.

                  3. Dealer Manager and Solicitation Fees. In full payment for the financial advisory and marketing services rendered and to be rendered hereunder by the Dealer Manager, the Company agrees to pay the Dealer Manager a fee (the "Dealer Manager Fee") equal to 1.25% of the aggregate Subscription Price for the Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. In full payment for the soliciting efforts to be rendered hereunder, the Company agrees to pay fees (the "Solicitation Fees") to either the Soliciting Dealer or the Dealer Manager equal to 2.50% of the Subscription Price per Share for each Share issued pursuant to the exercise of Rights and the Over-Subscription Privilege (such Solicitation Fees paid to the Dealer Manager are in addition to the Dealer Manager Fee). The Company agrees to pay the Solicitation Fees to the broker-dealer designated on the applicable portion of the form used by the Holder to exercise Rights and the Over-Subscription Privilege, provided that such broker-dealer has entered into a Soliciting Dealer Agreement, and if no broker-dealer is so designated or a broker-dealer is otherwise not entitled to receive compensation pursuant to the terms of the Soliciting Dealer Agreement, then to pay the Dealer Manager the Solicitation Fee for Shares issued pursuant to the exercise of Rights and the Over-Subscription Privilege. Payment to the Dealer Manager by the Company will be in the form of a wire transfer of same day funds to an account or accounts identified by the Dealer Manager. Such payment will be made on each date on which the Company issues Shares after the Expiration Date. Payment to a Soliciting Dealer will be made by the Company directly to such Soliciting Dealer by check to an address identified by such Soliciting Dealer. Such payments shall be made on the tenth business day following the day of final payment for Shares as set forth in the Prospectus.

                  4. Other Agreements.

                  (a) The Company covenants with the Dealer Manager as follows;

                  (i) The Company will use its best efforts to cause the Registration Statement to become effective under the Securities Act, and will advise the Dealer Manager promptly as to the time at which the Registration Statement and any amendments thereto (including any post-effective amendment) becomes so effective.

                  (ii) The Company will notify, and confirm the notice in writing to, the Dealer Manager immediately (A) of the effectiveness of the Registration Statement and any amendment thereto (including any post-effective amendment), (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (E) of the suspension of the qualification of the Shares or the Rights for offering or sale in any jurisdiction. The Company will make every reasonable effort to prevent the issuance of any stop order described in subsection (D) hereunder and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (iii) The Company will give the Dealer Manager notice of its intention to file any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Dealer Manager in connection with the Offer, which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 497(c) or Rule 497(h) of the Rules and Regulations), whether pursuant to the Investment Company Act, the Securities Act, or otherwise, and will furnish the Dealer Manager with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Dealer Manager or counsel for the Dealer Manager shall reasonably object.

                  (iv) The Company will, without charge, deliver to the Dealer Manager, as soon as practicable, the number of copies (one of which is manually executed) of the Registration Statement as originally filed and of each amendment thereto as it may reasonably request, in each case with the exhibits filed therewith.

                  (v) The Company will, without charge, furnish to the Dealer Manager, from time to time during the period when the Prospectus is required to be delivered under the Securities Act, such number of copies of the Prospectus (as amended or supplemented) as the Dealer Manager may reasonably request for the purposes contemplated by the Securities Act or the Rules and Regulations.

                  (vi) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Dealer Manager, to amend or supplement the Registration Statement or the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a Holder, the Company will forthwith amend or supplement the Prospectus by preparing and filing with the Commission (and furnishing to the Dealer Manager a reasonable number of copies of) an amendment or amendments of the Registration Statement or an amendment or amendments of or a supplement or supplements to the Prospectus (in form and substance satisfactory to counsel for the Dealer Manager), at the Company's expense, which will amend or supplement the Registration Statement or the Prospectus so that the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a Holder, not misleading.

                  (vii) The Company will endeavor, in cooperation with the Dealer Manager and its counsel, to assist such counsel to qualify the Rights and the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Dealer Managed may designate and maintain such qualifications in effect for the duration of the Offer; provided, however, that the Company will not be obligated to file any general consent to service of process, or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not now so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Rights and the Shares have been qualified as above provided.

                  (viii) The Company will make generally available to its security holders as soon as practicable, but no later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Rules and Regulations of the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective" date (as defined in said Rule 158) of the Registration Statement.

                  (ix) For a period of 180 days from the date of this Agreement, the Company will not, without the prior consent of the Dealer Manager, offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Company or securities convertible into such securities, other than the Rights and the Shares and the Common Stock issued in reinvestment of dividends or distributions.

                  (x) The Company will apply the net proceeds from the Offer as set forth under "Use of Proceeds" in the Prospectus.

                  (xi) The Company will use its best efforts to cause the Shares to be duly authorized for listing by the New York Stock Exchange prior to the time the Shares are issued.

                  (xii) The Company will use its best efforts to maintain its qualification as a regulated investment company under Subchapter M of the Code.

                  (xiii) The Company will advise or cause the Subscription Agent to advise the Dealer Manager and each Soliciting Dealer from day to day during the period of, and promptly after the termination of, the Offer, as to the names and addresses of all Holders exercising Rights, the total number of Rights exercised by each Holder during the immediately preceding day, indicating the total number of

         Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Soliciting Dealer, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Soliciting Dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request; and will notify the Dealer Manager and each Soliciting Dealer, not later than 5:00 P.M., New York City time, on the first business day following the Expiration Date, of the total number of Rights exercised and Shares related thereto, the total number of Rights verified to be in proper form for exercise, rejected for exercise and being processed and, for the Dealer Manager and each Soliciting Dealer, the number of Rights exercised on subscription certificates indicating the Dealer Manager or such Soliciting Dealer, as the case may be, as the broker-dealer with respect to such exercise, and as to such other information as the Dealer Manager may reasonably request.

                  (b) None of the Company, the Manager, the Adviser or the Sub-Adviser will take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the issuance of the Rights or the sale or resale of the Shares; provided that any action in connection with the Company's dividend reinvestment and cash purchase plan will not be deemed to be within the meaning of this Section 4(b).

                  5. Payment of Expenses.

                  (a) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Shares and subscription certificates relating to the Rights, (iii) the fees and disbursements of the Company's counsel (including the fees and disbursements of local counsel) and accountants, (iv) the qualification of the Rights and the Shares under securities laws in accordance with the provisions of Section 4(a)(vii) of this Agreement, including filing fees and the preparation of the Blue Sky Survey by counsel to the Dealer Manager, (v) the printing or other production and delivery to the Dealer Manager of copies of the Regis-tration Statement as originally filed and of each amendment thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and other production and delivery of copies of the Blue Sky Survey, (vii) the fees and expenses incurred with respect to filing with the National Association of Securities Dealers, Inc., (viii) the fees and expenses incurred in connection with the listing of the Shares on the New York Stock Exchange, (ix) the printing or other production, mailing and delivery expenses incurred in connection with Offering Materials and (x) the fees and expenses incurred with respect to the Information Agent.

                  (b) In addition to any fees that may be payable to the Dealer Manager under this Agreement, the Company agrees to reimburse the Dealer Manager upon request made from time to time for its reasonable expenses incurred in connection with its activities under this Agreement, including the reasonable fees and disbursements of its legal counsel (excluding Blue Sky fees and expenses which are paid directly by the Company), in an amount up to $100,000.

                  (c) If this Agreement is terminated by the Dealer Manager in accordance with the provisions of Section 6 or Section 9(a)(i), 9(a)(ii) or 9(a)(iii) , the Company agrees to reimburse the Dealer Manager for all of its reasonable out-of-pocket expenses incurred in connection with its performance hereunder, including the reasonable fees and disbursements of counsel for the Dealer Manager. In the event the transactions contemplated hereunder are not consummated, the Company agrees to pay all of the costs and expenses set forth in paragraphs (a) and (b) of this Section 5 which the Company would have paid if such transactions had been consummated.

                  6. Conditions of the Dealer Manager's Obligations. The obligations of the Dealer Manager hereunder are subject to the accuracy of the respective representations and warranties of the Company, the Manager, the Adviser and the Sub-Adviser contained herein, to the performance by the Company, the Manager, the Adviser and the Sub-Adviser of their respective obligations hereunder, and to the following further conditions:

                  (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York City time, on the Record Date, or at such later time and date as may be approved by the Dealer Manager; the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 497(c), (e),

(h) or (j), as the case may be, under the Securities Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company, the Adviser or the Dealer Manager, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement, the Prospectus or otherwise).

                  (b) On the Representation Date and the Expiration Date, the Dealer Manager shall have received:

                  (1) The favorable opinions, dated the Representation Date and the Expiration Date, of Rogers & Wells, counsel for the Company, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                           (i) the Company has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the State of Maryland, has full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus, currently maintains all governmental licenses, permits, consents, orders, approvals, and other authorizations necessary under U.S. or New York or Maryland state law to carry on its business as contemplated in the Prospectus (except that counsel need express no opinion as to securities or "blue sky" laws of any state) and the Company is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified would not result in a material adverse effect upon the business, properties, financial position or results of operations of the Company.

                           (ii) the Company is registered with the Commission
                  under the Investment Company Act as a closed-end, non-diversified management investment company, to the best knowledge of such counsel, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission, all required action has been taken under the Securities Act and the Investment Company Act to make the public offering and consummate the issuance of the Rights and the issuance and sale of the Shares by the Company upon exercise of the Rights, and the provisions of the Company's charter and by-laws comply as to form in all material respects with the requirements of the Investment Company Act.

                           (iii) the Company's authorized capitalization is as
                  set forth in the Prospectus; the outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable and conform in all material respects to the description thereof in the Prospectus under the heading "Description of Capital Stock"; the Rights have been duly authorized by all requisite action on the part of the Company for issuance pursuant to the Offer; the Shares have been duly authorized by all requisite action on the part of the Company for issuance and sale pursuant to the terms of the Offer and, when issued and delivered by the Company pursuant to the terms of the Offer against payment of the consideration set forth in the Prospectus, will be validly issued, fully paid and non-assessable; the Shares and the Rights conform in all material respects to all statements relating thereto contained in the Registration Statement, the Prospectus and the other Offering Materials; and the issuance of each of the Rights and the Shares is not subject to any preemptive rights.

                           (iv) except as set forth in the Registration
                  Statement and Prospectus, to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding to which the Company is a party before or by any U.S., New York or Maryland state court or governmental agency, authority or body or any arbitrator, whether foreign or domestic, which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Company, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

                           (v) to the best knowledge of such counsel after due
                  inquiry of corporate officers, there are no franchises, contracts or other documents of the Company required to be described in the

                  Registration Statement or the Prospectus, or to be filed or incorporated by reference as exhibits which are not described or filed or incorporated by reference therein as permitted by the Securities Act, the Investment Company Act or the Rules and Regulations.

                           (vi) each of the Company Agreements has been duly
                  authorized, executed and delivered by the Company; and complies in all material respects with all applicable provisions of the Investment Company Act; and each such agreement, assuming due and valid authorization, execution and delivery by the other parties thereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and general principles of equity and except to the extent that the enforceability of the indemnification and contribution provisions contained in this Agreement may be limited under U.S. federal and state securities laws.

                           (vii) neither the issuance of the Rights, nor the
                  issuance and sale of the Shares, nor the performance and consummation by the Company of any other of the transactions contemplated in this Agreement nor the consummation of the transactions contemplated in the Registration Statement will conflict with or violate the charter or by-laws of the Company or, to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor, to the best knowledge of such counsel, will such action result in any violation of any order, law, rule or regulation of any U.S., New York or Maryland state court or governmental agency or body having jurisdiction over the Company or any of its properties.

                           (viii) no consent, approval, authorization,
                  notification or order of, or any filing with, any U.S., New York or Maryland state court or governmental agency or body, whether foreign or domestic, is required for the consummation by the Company of the transactions contemplated by the Company Agreements or the Registration Statement, except (A) such as have been obtained and (B) such as may be required under the blue sky laws of any jurisdiction in connection with the transactions contemplated hereby.

                           (ix) the Common Stock has been duly listed on the New
                  York Stock Exchange and the Shares have been duly approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

                           (x) the Registration Statement is effective under the
                  Securities Act; any required filing of the Prospectus or any supplement thereto pursuant to Rule 497(c), (e), (h) or (j) required to be made to the date hereof has been made in the manner and within the time period required by Rule 497(c),
                  (e), (h) or (j), as the case may be; no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto (other than the financial statements, the notes thereto and the schedules and other financial and statistical data contained therein or omitted therefrom, as to which such counsel need express no opinion) as to their respective effective or issue dates comply as to form in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the Rules and Regulations.

                           (xi) the statements in the Prospectus under the
                  heading "Taxation" (other than those contained under "Taxation -- Korean Taxes") fairly present the information disclosed therein all material respects.

In rendering such opinion, such counsel may rely as to matters of Maryland law on the opinion of Piper & Marbury L.L.P. and as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Company and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (2) The favorable opinions, dated the Representation Date and the Expiration Date, of Arthur S. Loring, counsel for the Manager, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                           (i) The Manager is duly registered as an investment
                  adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Company as contemplated in the Prospectus.

                           (ii) Each of this Agreement and the Management
                  Agreement complies with all applicable provisions of the Advisers Act and the Investment Company Act.

                           (iii) Except as set forth in the Registration
                  Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding to which the Manager is a party before or by any U.S. or state court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Manager's condition (financial or other), business pros-pects, net worth or operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (iv) No consent, approval, authorization,
                  notification or order of, or any filing with, any U.S. or state court or governmental agency or body is required for the consummation by the Manager of the transactions contemplated by this Agreement or the Management Agreement.

                           (v) Each of the Company Agreements to which the
                  Manager is a party has been duly authorized, executed and delivered by the Manager, and, assuming due authorization, execution and delivery by the other parties thereto, each of the Company Agreements to which the Manager is a party constitutes a legal, valid, binding and enforceable obligation of the Manager subject to the qualification that the enforceability of the obligations of the Manager thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (vi) The Manager has been duly incorporated and is
                  validly existing and in good standing under the laws of the jurisdiction of its domicile, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to the Manager's business, properties, financial position or operations.

                           (vii) neither the performance by the Manager of its
                  obligations under this or the other Company Agreements to which the Manager is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, by-laws or similar organizational documents of the Manager to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Manager is a party or by which it may be bound or to which any of the property or assets of the Manager is subject, nor will such action result in any violation of any order, law, rule or regulation of any U.S. or State court or governmental agency or body, having jurisdiction over the Manager or any of its properties.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Manager and public officials.

                  Such counsel shall also have stated that, while he has not himself checked the accuracy and completeness of or otherwise verified, and is not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of his review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Manager and its independent accountants, no facts have come to his attention which cause him to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (3) (a) The favorable opinions, dated the Representation Date and the Expiration Date, of Sullivan & Worcester, U.S. counsel for the Adviser, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                           (i) The Adviser is duly registered as an investment
                  adviser with the Commission under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Company as contemplated in the Prospectus, the Advisory Agreement and Sub-Advisory Agreement.

                           (ii) Each of this Agreement, the Advisory Agreement
                  and Sub-Advisory Agreement complies with all applicable provisions of the Advisers Act and the Investment Company Act.

                           (iii) Except as set forth in the Registration
                  Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding to which the Adviser is a party before or by any U.S. or state court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Adviser's condition (financial or other), business prospects, net worth or operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (iv) No consent, approval, authorization,
                  notification or order of, or any filing with, any U.S. or state court or governmental agency or body is required for the consummation by the Adviser of the transactions contemplated by this Agreement, the Advisory Agreement or the Sub-Advisory Agreement.

                           (v) Each of this Agreement, the Advisory Agreement
                  and the Sub-Advisory Agreement constitutes a legal, valid, binding and enforceable obligation of the Adviser subject to the qualification that the enforceability of the obligations of the Adviser thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (vi) Neither the performance by the Adviser of its
                  obligations under this Agreement, the Advisory Agreement or the Sub-Advisory Agreement nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will, to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or consti-tute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Adviser under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Adviser is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any U.S. or State court or governmental agency or body, having jurisdiction over the Adviser or any of its properties.

In rendering such opinion, such counsel may rely as to matters of Bermuda law on the opinion of Conyers, Dill & Pearman, and matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Adviser and public officials.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Adviser and its affiliates, no facts have come to their attention which cause them to believe that the Registration Statement as it relates to the Adviser, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus as it relates to the Adviser, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The favorable opinions, dated the Representation Date and the Expiration Date, of Conyers, Dill & Pearman, Bermuda counsel for the Adviser, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                           (i) Except as set forth in the Registration Statement
                  and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding to which the Adviser is a party before or by any Bermuda court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Adviser's condition (financial or other), business prospects, net worth or operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (ii) No consent, approval, authorization,
                  notification or order of, or any filing with, any Bermuda court of governmental agency or body is required for the consummation by the Adviser of the transactions contemplated by this Agreement, the Advisory Agreement or the Sub-Advisory Agreement.

                           (iii) Each of this Agreement, the Advisor Agreement
                  and the Sub-Advisor Agreement has been duly authorized, executed and delivered by the Adviser, and assuming due authorization, execution and delivery by the other parties thereto, each of this Agreement, the Advisor Agreement and the Sub-Advisor Agreement constitutes a legal, valid, binding and enforceable obligation of the Adviser subject to the qualification that the enforceability of the obligations of the Adviser thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (iv) The Adviser has been duly incorporated and is
                  validly existing and in good standing under the laws of the jurisdiction of its domicile, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus, and the Adviser is duly qualified to do business as a foreign corporation in each jurisdiction wherein it owns or leases real property or in which the conduct of its business requires such qualification, except where the failure to be so qualified does not involve a material adverse risk to its business, properties, financial position or results of operations of the Adviser.

                           (v) neither the performance by the Adviser of its
                  obligations under this or the other Company Agreements to which the Adviser is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the charter, by-laws or similar organizational documents of the Adviser or, to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Adviser under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Adviser is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any Bermuda court or governmental agency or body, having jurisdiction over the Adviser or any of its properties.

In rendering such opinion, such counsel may rely as to matters of U.S. law on the opinion of Sullivan & Worcester, and matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Adviser and public officials.

                  (c) The favorable opinions, dated the Representation Date and the Expiration Date, of Slaughter and May, Hong Kong counsel for the Adviser, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                           (i) Except as set forth in the Registration Statement
                  and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding affecting the Adviser or to which the Adviser is a party before or by any Hong Kong court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Adviser's condition (financial or other), business prospects, net worth or operations or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (ii) No consent, approval, authorization,
                  notification or order of, or any filing with, any Hong Kong court of governmental agency or body is required for the consummation by the Adviser of the transactions contemplated by this Agreement, the Advisory Agreement or the Sub-Advisory Agreement.

                           (iii) Neither the performance by the Adviser of its
                  obligations under this or the other Company Agreements to which the Adviser is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will, to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Adviser under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Adviser is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any U.S. or State court or governmental agency or body, having jurisdiction over the Adviser or any of its properties.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Adviser and public officials.

                  (4) (a) The favorable opinions, dated the Representation Date and the Expiration Date, of Sullivan & Worcester, U.S. counsel for the Sub-Adviser, in form and substance satisfactory to counsel for the Dealer Manager to the effect that:

                           (i) The Sub-Adviser is duly registered as an
                  investment adviser with the Commission under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as an investment adviser for the Company as contemplated in the Prospectus and the Sub-Advisory Agreement.

                           (ii) Each of this Agreement and the Sub-Advisory
                  Agreement complies with all applicable
                  provisions of the Advisers Act and the Investment Company Act.

                           (iii) Except as set forth in the Registration
                  Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding to which the Sub-Adviser is a party before or by any U.S. or state court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the Sub-Adviser's condition (financial or other), business prospects, net worth or operations, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (iv) No consent, approval, authorization,
                  notification or order of, or any filing with, any U.S. or state court or governmental agency or body is required for the consummation by any of the Sub-Adviser of the transactions contemplated by this Agreement or the Sub-Advisory Agreement.

                           (v) Each of this Agreement and the Sub-Advisory
                  Agreement constitutes a legal, valid, binding and enforceable obligation of the Sub-Adviser subject to the qualification that the enforceability of the obligations of the Sub-Adviser thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (vi) Neither the performance by the Sub-Adviser of
                  its obligations under this Agreement or the Sub-Advisory Agreement nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will, to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Sub-Adviser under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Sub-Adviser is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any U.S. or State court or governmental agency or body, having jurisdiction over the Sub-Adviser or any of its properties.

In rendering such opinion, such counsel may rely as to matters of Japanese law on the opinion of Adachi, Henderson, Miyatake & Fujita, and matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Sub-Adviser and public officials.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Sub-Adviser and its affiliates, no facts have come to their attention which cause them to believe that the Registration Statement as it relates to the Sub-Adviser, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus as it relates to the Sub-Adviser, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (b) The favorable opinions, dated the Representation Date and the Expiration Date, of Adachi, Henderson, Miyatake & Fujita, Japanese counsel for the Sub-Adviser, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

                           (i) Except as set forth in the Registration Statement
                  and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding to which the Sub-Adviser is a party before or by any Japanese court or governmental agency, authority or body or any arbitrator which might result in any material adverse change in the condition (financial or other), business pros-pects, net worth or results of operations of the Sub-Adviser, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (ii) No consent, approval, authorization,
                  notification or order of, or any filing with, any Japanese court or governmental agency or body is required for the consummation by any of the Sub-Adviser of the transactions contemplated by this Agreement or the Sub-Advisory Agreement.

                           (iii) Each of this Agreement and the Sub-Advisory
                  Agreement has been duly authorized, executed and delivered by the Sub-Adviser, and, assuming due authorization, execution and delivery by the other parties thereto, each of this Agreement and the Sub-Advisory Agreement constitutes a legal, valid, binding and enforceable obligation of the Sub-Adviser subject to the qualification that the enforceability of the obligations of the Sub-Adviser thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights.

                           (iv) The Sub-Adviser has been duly incorporated and
                  is validly existing under the laws of the jurisdiction of its domicile, has full power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement and the Prospectus.

                           (v) Neither the performance by the Sub-Adviser of its
                  obligations under this Agreement or the Sub-Advisory Agreement nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with or violate the Articles of Incorporation, Regulation of the Board of Directors or similar organizational documents of the Sub-Adviser to the best knowledge of such counsel, after due inquiry, conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Sub-Adviser under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Sub-Adviser is a party or by which it may be bound or to which any of the property or assets of the Sub-Adviser is subject, nor will such action result in any violation of any order, law, rule or regulation of any Japanese court or governmental agency or body, having jurisdiction over the Sub-Adviser or any of its properties.

In rendering such opinion, such counsel may rely as to matters of U.S. law on the opinion of Sullivan & Worcester, and matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Sub-Adviser and public officials.



                  (5) The favorable opinions, dated the Representation Date and the Expiration Date, of Shin and Kim, Korean counsel for the Company, the Manager, the Adviser and the Sub-Adviser, or the opinion of other counsel of good standing who is satisfactory to counsel for the Dealer Manager, in form and substance satisfactory to counsel for the Dealer Manager, to the effect that:

                           (i) Except as set forth in the Registration Statement
                  and Prospectus, to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding to which the Company is a party before or by any court or governmental agency, authority or body or any arbitrator of Korea which might result in any material adverse change in the condition (financial or other), business prospects, net worth or results of operations of the Company, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or the Prospectus.

                           (ii) Neither the issuance of the Rights, nor the
                  issuance and sale of the Shares, nor the performance and consummation by the Company of any other of the transactions contemplated in this Agreement nor the consummation of the transactions contemplated in the Registration Statement will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Company is a party or by which it may be bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body of Korea having jurisdiction over the Company or any of its properties.

                           (iii) To the knowledge of such counsel, the Company
                  Agreements are still in full force and effect and, to such counsel's knowledge, neither the Company nor any other party to any such agreement is in default thereunder and, to the knowledge of such counsel, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder. To the knowledge of such counsel, the Company is not currently in breach of, or in default under, any other written agreement or instrument to which it or its property is bound or affected.

                           (iv) No consent, approval, authorization,
                  notification or order of, or any filing with, any court or governmental agency or body of Korea is required for the consummation by the Company of the transactions contemplated by the Company Agreements or the Registration Statement, except (A) such as have been obtained and (B) such as may be required as disclosed in the Prospectus.

                           (v) The Company either owns or possesses all
                  governmental licenses, permits, consents, orders, approvals or other authorizations under the laws of Korea to enable the Company to continue to invest in securities of Korean Issuers as contemplated in the Prospectus. Neither the execution or delivery by the Company nor the performance by the Company of any of its obligations under the Company Agreements contravenes or constitutes a default under any provision contained in any law, rule or regulation of any Korean governmental or regulatory authority or any order or regulation of any Korean court by which the Company or any of its assets in Korea is bound or affected.

                           (vi) No taxes or charges of any kind are or will be
                  payable in or to Korea, or any political subdivision thereof, by the Dealer

                  Manager with respect to the Dealer Manager Agreement or the solicitation of the exercise of the Rights or the purchase or sale of the Shares hereunder.

                           (vii) The statements in the Prospectus under the
                  heading "Taxation-Korean Taxes", insofar as such statements describe or summarize Korean tax laws, treaties, doctrines or practices, fairly summarize the matters therein described.

                           (viii) Neither the performance by the Manager, the
                  Adviser or the Sub-Adviser, as the case may be, of its obligations under this or the other Company Agreements to which the Manager, Adviser or Sub-Adviser, as the case may be, is a party nor the consummation of the transactions contemplated therein or in the Registration Statement nor the fulfillment of the terms thereof will conflict with, result in a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Manager, the Adviser or the Sub-Adviser, as the case may be, under the terms and provisions of any agreement, indenture, mortgage, lease or other instrument to which the Manager, the Adviser or the Sub-Adviser, as the case may be, is a party or by which it may be bound or to which any of the property or assets of the Manager, the Adviser or the Sub-Adviser, as the case may be, is subject, nor will such action result in any violation of any order, law, rule or regulation of any court or governmental agency or body, whether foreign or domestic, of Korea having jurisdiction over the Manager, the Adviser or the Sub-Adviser, as the case may be, or any of its properties.

                           (ix) Except as set forth in the Registration
                  Statement and Prospectus, to the best knowledge of counsel, there is no pending or threatened action, suit or proceeding affecting the Manager, the Adviser or the Sub Adviser, as the case may be, or to which the Manager, the Adviser or the Sub Adviser, as the case may be, is a party before or by any court or governmental agency, authority or body or any arbitrator of Korea which might result in any material adverse change in the condition (financial or other), business prospects, net worth or re-sults of operations of the Manager, the Adviser or the Sub-Adviser, as the case may be, or which might materially and adversely affect the properties or assets thereof of a character required to be disclosed in the Registration Statement or Prospectus.

                           (x) None of the Manager, the Adviser or the
                  Sub-Adviser require any governmental licenses, permits, consents, orders, approvals or other authorizations under the laws of Korea to enable the Manager, the Adviser or the Sub-Adviser, as the case may be, to continue to direct investments in securities of Korean companies as contemplated in the Prospectus. Neither the execution or delivery by the Manager, the Adviser or the Sub-Adviser, as the case may be, nor the performance by the Manager, the Adviser or the Sub-Adviser, as the case may be, of any of its obligations under the Company Agreements to which Manager, the Adviser or the Sub-Adviser, as the case may be, is a party will contravene or constitute a default under any provision contained in any law, rule or regulation of any Korean governmental or regulatory authority or any order or regulation of any Korean court by which the Manager, the Adviser or the Sub-Adviser, as the case may be, or any of its assets in Korea is bound or affected.

                           (xi) Except as disclosed in the Prospectus, no
                  consent, approval, authorization, notification or order of, or any filing with, any court or governmental agency or body is required under Korean law for the consummation by the Manager, the Adviser or the Sub-Adviser, as the case may be, of the transactions contemplated by this Agreement or Company Agreements to which Manager, the Adviser or the Sub-Adviser, as the case may be, is a party.

In rendering such opinion, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company, the Manager, the Adviser, the Sub-Adviser and public officials.

                  Such counsel shall also have stated that, while they have not themselves checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Regis-tration Statement or the Prospectus, in the course of their review and discussion of the contents of the Registration Statement and Prospectus with certain officers and employees of the Company, the Manager, the Adviser, the Sub-Adviser and its independent accountants, no facts have come to their attention which cause them to believe that the Registration Statement, on the date it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, as of its date and on the Representation Date or the Expiration Date, as the case may be, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (c) The Dealer Manager shall have received from Skadden, Arps, Slate, Meagher & Flom, counsel for the Dealer Manager, such opinion or opinions, dated the Representation Date and the Expiration Date, with respect to the Offer, the Registration Statement, the Prospectus and other related matters as the Dealer Manager may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Dealer Manager certificates of the Company, signed by the Chairman of the Board, the President, the Treasurer or a Vice President of the Company, dated the Representation Date and the Expiration Date, to the effect that the signer(s) of such certificate carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that, to the best of their knowledge:

                  (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Representation Date or the Expiration Date, as the case may be;

                  (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                  (iii) since the date of the most recent balance sheet included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business, prospects, net worth or results of operations of the Company (excluding fluctuations in the Company's net asset value due to investment activities in the ordinary course of business), except as set forth in or contemplated in the Prospectus.

                  (e) Each of the Manager, the Adviser and the Sub-Adviser shall have furnished to the Dealer Manager certificates of the Manager, the Adviser and the Sub-Adviser, as the case may be, signed by the Chairman, President, Treasurer, Vice President or a Director, dated the Representation Date and the Expiration Date, to the effect that the signer of such certificate has read the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and, to the best knowledge of such signer, the representations and warranties of the Manager, the Adviser and the Sub-Adviser, as the case may be, in this Agreement are true and correct in all material respects on and as of the Representation Date or the Expiration Date, as the case may be, with the same effect as if made on the Representation Date or the Expiration Date, as the case may be.

                  (f) Price Waterhouse LLP shall have furnished to the Dealer Manager letters, dated the Representation Date and the Expiration Date, in form and substance satisfactory to the Dealer Manager and Price Waterhouse LLP, and stating in effect that:

                  (i) they are independent accountants with respect to the Company within the meaning of the Securities Act and the applicable published Rules and Regulations;

                  (ii) in their opinion, the audited financial statements examined by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Investment Company Act and the respective published Rules and Regulations with respect to registration statements on Form N-2;

                  (iii) they have performed specified procedures, not constituting an audit in accordance with generally accepted auditing standards, including a reading of the latest available unaudited financial information of the Company, a reading of the minute books of the Company, inquiries of officials of the Company responsible for financial and accounting matters and on the basis of such inquiries and procedures nothing came to their attention that caused them to believe that at a specified date not more than five business days prior to the Representation Date, there was any change in the capital stock, any decrease in net assets or any increase in long-term debt of the Company as compared with amounts shown in the most recent statement of assets and liabilities included or incorporated by reference in the Registration Statement, except as the Registration Statement discloses has occurred or may occur, or they shall state any specific changes, increases or decreases;

                  (iv) in addition to the procedures referred to in clause (iii) above, they have compared certain dollar amounts (or percentages as derived from such dollar amounts) and other financial information regarding the operations of the Company appearing in the Registration Statement, which have previously been specified by the Dealer Manager and which shall be specified in such letter, and have found such items to be in agreement with, the accounting and financial records of the Company.

                  (g) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change, increase or decrease specified in the letter or letters referred to in paragraph (f) of this Section 6, or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impractical or inadvisable to proceed with the Offer as contemplated by the Registration Statement and the Prospectus.

                  (h) Prior to the Representation Date, the Company shall have furnished to the Dealer Manager such further information, certificates and documents as the Dealer Manager may reasonably request.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects satisfactory in form and substance to the Dealer Manager and its counsel, this Agreement and all obligations of the Dealer Manager hereunder may be canceled at, or at any time prior to, the Representation Date by the Dealer Manager. Notice of such cancellation shall be given to the Company in writing or by telephone confirmed in writing.


                  7. Indemnification and Contribution.

                  (a) Each of the Company and the Manager, jointly and severally, will indemnify and hold harmless the Dealer Manager, the directors, officers, employees and agents of the Dealer Manager and each person, if any, who controls the Dealer Manager within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act or other statutory law or regulation, at common law or otherwise, whether foreign or domestic, insofar as such losses, claims, damages or liabilities arise out of or are based on any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, and any amendment or supplement thereto, or the omission or alleged omission to state in any or all such documents a material fact required to be stated therein or necessary to make the statements in it not misleading (in the case of the Prospectus, in light of the circumstances under which such statements were made), provided, however, that neither the Company nor the Manager will be liable to the extent that such loss, claim, damage or liability arises from an untrue statement or omission or alleged untrue statement or omission (1) made in reliance on and in conformity with information furnished in writing to the Company by the Dealer Manager expressly for use in the document, or (2) if a copy of the Prospectus was not sent or given to the purchaser of Shares at or before the written confirmation of the sale to such person in any case where such delivery is required by the Securities Act. This indemnity agreement will be in addition to any liability that the Company or the Manager might otherwise have.

                  (b) The Dealer Manager will indemnify and hold harmless the Company and the Manager, the directors, officers and each person, if any, who controls the Company or the Manager within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company or the Manager to the Dealer Manager, but only insofar as losses, claims, damages or liabilities arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished in writing to the Company by the Dealer Manager expressly for use in preparation of the documents in which the statement or omission is made or alleged to be made. This indemnity agreement will be in addition to any liability that the Dealer Manager might otherwise have.

                  (c) Any party that proposes to assert the right to be indemnified under this Section 7 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made, promptly notify each such indemnifying party in writing of the commencement of such action, enclosing a copy of all papers served, but the omission to so notify such indemnifying party will not, except to the extent set forth below, relieve it from liability that it may have to any indemnified party. No indemnification provided for in Section 7(a) or (b) hereof shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of such action shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise on account of the provisions in
Section 7(a) or (b). If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in, and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and, after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense.

The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties. All such fees and expenses will be reimbursed promptly as they are incurred upon submission in writing to the indemnifying party with regard to any cost or expense for which the indemnified party is seeking indemnification in such form and detail as the indemnifying party may reasonably request. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent or, in connection with any proceeding or related proceeding in the same jurisdiction, for the fees and expenses of more than one separate counsel for all indemnified parties except to the extent provided herein.

                  (d) In no case shall the indemnification provided in this
Section 7 be available to protect any person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its or his obligations or duties hereunder, or by reason of its or his reckless disregard of its or his obligations and duties hereunder.

                  (e) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 7 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company, the Manager or the Dealer Manager, the Company or the Manager and the Dealer Manager will contribute to the total losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action or any claims asserted, but after deducting any contribution received by the Company, the Manager or from persons other than the Dealer Manager, such as persons who control the Company or the Manager within the meaning of the Securities Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company, the Manager or the Dealer Manager may be subject in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other hand from the offering of the Shares or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other hand in connection with the statements or omissions or alleged statements or omissions that resulted in the losses, claims, damages or liabilities, joint or several (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), for which contribution is sought. The relative benefits received by the Company or the Manager (treated jointly for this purpose as one person) on the one hand and the Dealer Manager on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total fees received by the Dealer Manager. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Manager or the Dealer Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and any other equitable considerations appropriate in the circumstances. Notwithstanding any other provisions of this Section 7, (1) the Dealer Manager will not be responsible for any amount in excess of the fees paid by the Company pursuant to Section 3 hereof and (2) no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, any person who controls a party to this Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement and each director of the Company will have the same rights to contribution as the Company, subject in each case to clause (i) of the first sentence of this Subsection 7(e). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have otherwise than under this Section 7. No party will be liable for contribution with respect to any action or claim settled without its written consent.

                  (f) The Company and the Manager agree to indemnify each Soliciting Dealer and controlling persons to the same extent and subject to the same conditions and to the same agreements, including with respect to contribution, provided for in subsections (a), (b), (c), (d) and (e) of this
Section 7.

                  (g) The Company and the Manager acknowledge that the statements under the caption "Distribution Arrangements" in the Prospectus constitute the only information furnished in writing to the Company by the Dealer Manager expressly for use in such document, and the Dealer Manager confirms that such statements are correct.

                  8. Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Adviser and of the Dealer Manager set forth in or made pursuant to this Agreement shall survive the Expiration Date and will remain in full force and effect, regardless of any investigation made by or on behalf of Dealer Manager or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Shares pursuant to the Offer. The provisions of Sections 5 and 7 hereof shall survive the termination or cancellation of this Agreement.

                  9. Termination of Agreement.

                  (a) This Agreement shall be subject to termination in the absolute discretion of the Dealer Manager, by notice given to the Company prior to the expiration of the Offer, if prior to such time (i) financial, political, economic, currency, banking or social conditions in the United States or Korea shall have undergone any material change the effect of which on the financial markets makes it, in the Dealer Manager's judgment, impracticable or inadvisable to proceed with the Offer, (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States or Korea is such as to make it, in the Dealer Manager's judgment, impracticable or inadvisable to proceed with the Offer, (iii) trading in the shares of Common Stock shall have been suspended by the Commission or the New York Stock Exchange, (iv) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or (v) a banking moratorium shall have been declared either by Federal or New York State authorities.

                  (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 5.

                  10. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Dealer Manager, will be mailed, delivered or telegraphed and confirmed to PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York 10019; or if sent to the Company or the Manager, the Adviser or the Sub-Adviser, will be mailed, or delivered or telegraphed and confirmed to them at: 82 Devonshire Street, Boston, Massachusetts 02109, Attn: Arthur S. Loring, Esq., Facsimile No.: (617) 476-0932 with a copy to Rogers & Wells, 200 Park Avenue, New York, New York 10166 (Facsimile No.: 212-878-8375), attention of Laurence E. Cranch, Esq.

                  11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and will inure to the benefit of the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

                  12. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereof.

                  13. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Manager, the Adviser, the Sub-Adviser and the Dealer Manager.

                                        Very truly yours,

                                        Fidelity Advisor Korea Fund, Inc.


                                        By:_________________________
                                           Name:
                                           Title:


                                        Fidelity Management & Research Company


                                        By:_________________________
                                           Name:
                                           Title:


                                        Fidelity International Investment
                                             Advisors


                                        By:_________________________
                                           Name:
                                           Title:


                                        Fidelity Investments Japan Limited


                                        By:_________________________
                                           Name:
                                           Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

PaineWebber Incorporated


By:__________________
Name:
Title:

                                                                       Exhibit A

                       FIDELITY ADVISOR KOREA FUND, INC.

                   Rights Offering for Shares of Common Stock

                          SOLICITING DEALER AGREEMENT

            THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                              December __, 1996.(1)

To Securities Dealers and Brokers:

                  Fidelity Advisor Korea Fund, Inc. (the "Company") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on November __, 1996 (the "Record Date") non-transferable rights ("Rights") to subscribe for an aggregate of up to _______ shares of Common Stock (the "Shares") of the Company upon the terms and subject to the conditions set forth in the Company's Prospectus (the "Prospectus") dated November __, 1996 (the "Offer"). Each such Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. The Rights entitle the Record Date Shareholder, during the Subscription Period (as hereinafter defined) to acquire at the Subscription Price (as hereinafter defined), one Share for each ______ Rights held in the primary subscription. No fractional Shares will be issued. The Subscription Price will be ____% of the lower of (i) the average of the last reported sales price of a share of the Company's Common Stock on the New York Stock Exchange on the date of the expiration of the Offer (the "Pricing Date") and the four preceding business days and (ii) the net asset value per share as of the Pricing Date. The Subscription Period will commence on November __, 1996 and end on the Expiration Date. (With respect to the Offer, the term "Expiration Date" means 5:00 p.m., New York City time, on December __, 1996, unless and until the Company shall, in its sole discretion, have extended the period for which the Offer is open, in which event the term "Expiration Date" with respect to the Offer will mean the latest time and date on which the Offer, as so extended by the Company, will expire.) Any Record Date Shareholder who fully exercises all Rights issued to him is entitled to subscribe for Shares which were not otherwise subscribed for by others on primary subscription (the "Over-Subscription Privilege"). Shares acquired

----------

(1)      Unless extended to a date no later than December __, 1996.

pursuant to the Over-Subscription Privilege are subject to allocation, as more fully discussed in the Prospectus.

                  For the duration of the Offer, the Company has agreed to pay Solicitation Fees to any qualified broker or dealer executing a Soliciting Dealer Agreement who solicits the exercise of Rights in connection with the Offer and who complies with the procedures described below (a "Soliciting Dealer"). Upon timely delivery to State Street Bank and Trust Company, the Company's Subscription Agent for the Offer, of payment for Shares purchased pursuant to the exercise of Rights and of properly completed and executed documentation as set forth in this Soliciting Dealer Agreement, a Soliciting Dealer will be entitled to receive Solicitation Fees equal to 2.50% of the Subscription Price per Share so purchased; provided, however, that no payment shall be due with respect to the issuance of any Shares until payment therefor is actually received. A qualified broker or dealer is a broker or dealer which is a member of a registered national securities exchange in the United States or the National Association of Securities Dealers, Inc. ("NASD") or any foreign broker or dealer not eligible for membership who agrees to conform to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations in the United States to the same extent as if it were a member thereof.

                  The Company has agreed to pay the Solicitation Fees payable to the undersigned Soliciting Dealer and to indemnify such Soliciting Dealer on the terms set forth in the Dealer Manager Agreement, dated November __, 1996, among PaineWebber Incorporated as the Dealer Manager, the Company and others (the "Dealer Manager Agreement"). Solicitation and other activities by Soliciting Dealers may be undertaken only in accordance with the applicable rules and regulations of the Securities and Exchange Commission and only in those states and other jurisdictions where such solicitations and other activities may lawfully be undertaken and in accordance with the laws thereof. Compensation will not be paid for solicitations in any state or other jurisdiction in which the opinion of counsel to the Company or counsel to the Dealer Manager, such compensation may not lawfully be paid. No Soliciting Dealer shall be paid Solicitation Fees with respect to Shares purchased pursuant to an exercise of Rights for its own account or for the account of any affiliate of the Soliciting Dealer, except that the Dealer Manager shall receive the Solicitation Fees with respect to Shares purchased pursuant to an exercise of Rights for its own account provided that such Shares are offered and sold by the Dealer Manager to its clients. No Soliciting Dealer or any other person is authorized by the Company or the Dealer Manager to give any information or make any representations in connection with the Offer other than those contained in the Prospectus and other authorized solicitation material furnished by the Company through the Dealer Manager. No Soliciting Dealer is authorized to act as agent of the Company or the Dealer Manager in any connection or transaction. In addition, nothing herein contained shall constitute the Soliciting Dealers partners with the Dealer Manager or with one another, or agents of the Dealer Manager or of the Company, or create any association between such parties, or shall render the Dealer Manager or the Company liable for the obligations of any Soliciting Dealer. The Dealer Manager shall be under no liability to make any payment to any Soliciting Dealer, and shall be subject to no other liabilities to any Soliciting Dealer, and no obligations of any sort shall be implied.

                  In order for a Soliciting Dealer to receive Solicitation Fees, the Subscription Agent must have received from such Soliciting Dealer no later than 5:00 p.m., New York City time, on the Expiration Date, either (i) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights and full payment for such Shares; or (ii) a Notice of Guaranteed Delivery guaranteeing delivery to the Subscription Agent by close of business on the third business day after the Expiration Date, of (a) full payment for such Shares and (b) a properly completed and duly executed Subscription Certificate with respect to Shares purchased pursuant to the exercise of Rights. Solicitation Fees will only be paid after receipt by the Subscription Agent of a properly completed and duly executed Soliciting Dealer Agreement designating the Soliciting Dealer in the applicable portion hereof. In the case of a Notice of Guaranteed Delivery, Solicitation Fees will only be paid after delivery in accordance with such Notice of Guaranteed Delivery has been effected. Solicitation Fees will be paid by the Company to the Soliciting Dealer by check to an address designated by the Soliciting Dealer below by the tenth business day after final payment for Shares as set forth in the Prospectus.

                  All questions as to the form, validity and eligibility (including time of receipt) of this Soliciting Dealer Agreement will be determined by the Company, in its sole discretion, which determination shall be final and binding. Unless waived, any irregularities in connection with a Soliciting Dealer Agreement or delivery thereof must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Subscription Agent, the Information Agent for the

Offer, D.F. King & Co. Inc. or any other person will be under any duty to give notification of any defects or irregularities in any Soliciting Dealer Agreement or incur any liability for failure to give such notification.

                  The acceptance of Solicitation Fees from the Company by the undersigned Soliciting Dealer shall constitute a representation by such Soliciting Dealer to the Company that: (i) it has received and reviewed the Prospectus; (ii) in soliciting purchases of Shares pursuant to the exercise of the Rights, it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the applicable rules and regulations thereunder, any applicable securities laws of any state or jurisdiction where such solicitations were made, and the applicable rules and regulations of any self-regulatory organization or registered national securities exchange; (iii) in soliciting purchases of Shares pursuant to the exercise of the Rights, it has not published, circulated or used any soliciting materials other than the Prospectus and any other authorized solicitation material furnished by the Company through the Dealer Manager; (iv) it has not purported to act as agent of the Company or the Dealer Manager in any connection or transaction relating to the Offer; (v) the information contained in this soliciting Dealer Agreement is, to its best knowledge, true and complete; (vi) it is not affiliated with the Company; (vii) it will not accept Solicitation Fees paid by the Company pursuant to the terms hereof with respect to Shares purchased by the soliciting Dealer pursuant to an exercise of Rights for its own account; (viii) it will not remit, directly or indirectly, any part of Solicitation Fees paid by the Company pursuant to the terms hereof to any beneficial owner of Shares purchased pursuant to the Offer; and (ix) it has agreed to the amount of the Solicitation Fees and the terms and conditions set forth herein with respect to receiving such Solicitation Fees. By returning a Soliciting Dealer Agreement and accepting Solicitation Fees, a Soliciting Dealer will be deemed to have agreed to indemnify the Company and the Dealer Manager against losses, claims, damages and liabilities to which the Company may become subject as a result of the breach of such Soliciting Dealer's representations made herein and described above. In making the foregoing representations, Soliciting Dealers are reminded of the possible applicability of Rule 10b-6 under the Exchange Act if they have bought, sold, dealt in or traded in any Shares for their own account since the commencement of the Offer.




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
                  Upon expiration of the Offer, no Solicitation Fees will be payable to Soliciting Dealers with respect to Shares purchased thereafter.

                  Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Dealer Manager Agreement or, if not defined therein, in the Prospectus.

                  This Soliciting Dealer Agreement will be governed by the laws of the State of New York.

                  Please execute this Soliciting Dealer Agreement below accepting the terms and conditions hereof and confirming that you are a member firm of the NASD or a foreign broker or dealer not eligible for membership who has conformed to the Rules of Fair Practice of the NASD, including Sections 2730, 2740, 2420 and 2750 thereof, in making solicitations of the type being undertaken pursuant to the Offer in the United States to the same extent as if you were a member thereof, and certifying that you have solicited the purchase of the Shares pursuant to exercise of the Rights, all as described above, in accordance with the terms and conditions set forth in this Soliciting Dealer Agreement. Please forward two executed copies of this Soliciting Dealer Agreement to Fidelity Advisor Korea Fund, Inc., c/o Arthur S. Loring, Esq. (Tel.
No.: (617) 563-7000; Facsimile No.: (617) 476-0932). A signed copy of this
Soliciting Dealer Agreement will be promptly returned to the Soliciting Dealer at the address set forth below.




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
                                        Very truly yours,

                                        PaineWebber Incorporated



                                        By:____________________________
                                           Name:
                                           Title:


ACCEPTED AND CONFIRMED BY SOLICITING DEALER

_______________________________         _______________________________
Printed Firm Name                       Address

_______________________________         _______________________________
Authorized Signature                    Area Code and Telephone Number

_______________________________
Name and Title

Dated: ________________________


Payment of the Solicitation Fee shall be mailed by check to the following address:

Names of Bank or
other Recipient
Institution: __________________

Address:   ____________________

Attention: ____________________




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